UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2006

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

SunTrust Banks, Inc. (the “Registrant” or the “Company”) makes this Amendment No. 2 to its Form 8-K dated September 26, 2006 to report that (1) PricewaterhouseCoopers LLP (“PwC”) completed its audit of the Company’s financial statements for the year ended December 31, 2006, (2) the Company filed its 10-K on March 1, 2007, and (3) as a result of the foregoing, the Company’s previously reported dismissal of PwC as its independent registered public accounting became effective on March 1, 2007 when the Company filed its 10-K for the year ended December 31, 2006.

The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2005 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended December 31, 2005 and 2006 and through March 1, 2007, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years.

The Company’s management concluded that as of March 31, 2005 the Company did not maintain effective internal control over the valuation of the allowance for loan losses and the related provision and that this control deficiency resulted in a material weakness. As of June 30, 2005, management concluded that it had fully remediated this material weakness in its internal control over financial reporting. The Audit Committee of the Board of Directors of the Company discussed the material weakness with PwC, and the Company has authorized PwC to respond fully to the inquiries of a successor auditor concerning the subject matter of the material weakness.

Except for the material weakness described above, during the two most recent fiscal years ended December 31, 2005 and 2006 and through March 1, 2007, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 6, 2007, is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.2	Letter dated March 6, 2007 from PricewaterhouseCoopers LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: March 6, 2007.	By:	/s/ David A. Wisniewski
David A. Wisniewski,
Group Vice President